UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2008

PIMCO Municipal Advantage Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

811-07532 (Commission File Number)	13-3703018 (IRS Employer Identification No.)

Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, New York Attn.: Fund Secretary (Address of principal executive offices)	10105 (Zip Code)

Registrant’s telephone number, including area code (800) 285-4086

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Board of Directors of the PIMCO Municipal Advantage Fund, Inc. (the “Fund”) has announced the adoption of a discount policy, which is described in a press release issued on February 4, 2008 and included as Exhibit 99.1 on this Form 8-K.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 8.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9. 01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Press Release dated February 4, 2008 of PIMCO Municipal Advantage Fund, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Municipal Advantage Fund, Inc. (Registrant)
Date: February 4, 2008	/s/ Thomas J. Fuccillo
(Signature)
Name: Thomas J. Fuccillo
Title: Vice President and Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated February 4, 2008 of PIMCO Municipal Advantage Fund, Inc.